SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 28, 2002
                                                 --------------

                     Seacoast Banking Corporation of Florida
                     ---------------------------------------
             (Exact Name of Registrant as specified in Its Charter)
                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

         0-13660                                      59-2260678
         -------                                      ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)

            815 Colorado Avenue, Stuart, FL                      34994
            -------------------------------                      -----
            (Address of Principal Executive Offices)           (Zip Code)

                                 (772) 287-4000
              (Registrant's Telephone Number, Including Area code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

     At a meeting held March 28, 2002, the Audit Committee of Seacoast Banking Corporation of Florida ("Seacoast") withdrew its recommendation that Seacoast retain Arthur Andersen LLP as its independent auditors for 2002 as described in the press release attached as Exhibit 1 hereto.

     Seacoast also intends to withdraw its proposal to ratify its independent auditors at its Annual Meeting to be held on April 18, 2002.



Item 7.           Exhibits.

     The following exhibits are filed with this current report on Form 8-K.

                  Exhibit No.          Description

                      1 Press Release dated March 28, 2002 announcing withdraw of recommendation of Registrant's Audit Committee to ratify Arthur Andersen LLP as independent auditors

                                    EXHIBIT 1


     NEWS RELEASE




Today's Date:     March 28, 2002
Release Date:     FOR IMMEDIATE RELEASE

For more information contact:              Dennis S. Hudson, III
                                           President  & Chief Executive Officer
                                           Seacoast Banking Corporation
                                           (561) 288-6086

NASDAQ-NMS:       SBCFA                    William R. Hahl
                                           Executive Vice President/
                                           Chief Financial Officer
                                           (561) 221-2825


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              SEACOAST AUDIT COMMITTEE WITHDRAWS RECOMMENDATION FOR
                            RATIFICATION OF AUDITORS


     STUART, FL -Seacoast Banking Corporation of Florida (NASDAQ-NMS: SBCFA), a bank holding company whose principal subsidiary is First National Bank and Trust Company of the Treasure Coast, announced today that its Audit Committee could no longer recommend that the Company retain Arthur Andersen LLP as the Company's independent auditors for 2002. The Audit Committee had continued to monitor Arthur Andersen's position following the Committee's last meeting in February 2002, and determined that, due to increasing uncertainties regarding Arthur Andersen, it was in Seacoast's best interest to consider other independent accounting firms. The Company has no disagreements with Arthur Andersen.

     As a result of this action, the Company intends to withdraw its proposal to ratify its outside accountants at its Annual Meeting to be held on April 18, 2002.


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This press release contains  "forward-looking  statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "point to", "project", "may", "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible loan losses, and the risks of mergers and acquisitions, including, without limitation, the related costs, including integrating operations as part of these transactions, and the failure to achieve the expected gains, revenue growth and/or expense savings from such transactions.

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by this Cautionary Notice including, without limitation, those risks and uncertainties, described in the Company's annual report on Form 10- K for the year ended December 31, 2000 under "Special Cautionary Notice Regarding Forward Looking Statements", and otherwise in the Company's SEC reports and filings. Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including the SEC's website at http://www.sec.gov.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SEACOAST BANKING CORPORATION OF FLORIDA
                     ---------------------------------------
                                  (Registrant)


Date:    March 28, 2002                    By: /s/ William R. Hahl
-----------------------                    -----------------------
                                           Executive Vice President & CFO